Exhibit 10.26

FIRST AMENDMENT TO AMENDED AND

RESTATED MEZZANINE A LOAN AGREEMENT

Dated as of December 19, 2007

By and Among

CP ATLANTA, LLC,

as Borrower,

and

UBS REAL ESTATE SECURITIES INC.,

as Lender

FIRST AMENDMENT TO AMENDED AND RESTATED

MEZZANINE A LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED MEZZANINE A LOAN AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Amendment”) is executed as of December 19, 2007 by and among CP ATLANTA, LLC, a Delaware limited liability company, having an address at c/o The telx Group, Inc., 17 State Street, 33rd Floor, New York, New York 10004 (“Borrower”) and UBS REAL ESTATE SECURITIES INC., a Delaware corporation, having an address at 1285 Avenue of the Americas, New York, New York 10019 (together with its successors and assigns, Lender”).

WITNESSETH:

WHEREAS, pursuant to that certain Amended and Restated Mezzanine A Loan Agreement, dated as of August 10, 2007, among Borrower and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Loan Agreement”), Lender has made a mezzanine loan to Borrower in the original principal amount of $10,000,000.00 (the “Loan”); and

WHEREAS, Borrower and Lender have agreed to amend certain terms of the Loan Agreement as more particularly set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and of other goods and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I AMENDED LOAN PROVISIONS

1.1. Revised Definitions.

(a) From and after the date hereof, the definition of the term “Spread” is deleted in its entirety and shall be replaced with the following:

“Spread” shall mean 450 basis points.

ARTICLE II. MISCELLANEOUS

2.1 As specifically modified and amended herein, all terms, conditions and covenants contained in the Loan Agreement shall remain in full force and effect.

2.2 All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified and as it may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

2.3 Unless otherwise defined in this Amendment, terms defined in the Loan Agreement or in any of the other Loan Documents shall have their defined meanings when used herein.

2.4 Borrower hereby certifies to Lender that all of the representations and warranties of Borrower set forth in Article III of the Loan Agreement are true and correct in all material respects as of the date hereof. All of the representations, warranties, covenants and other terms and provisions of the Note and the other Loan Documents, as modified hereby, including, without limitation, all defined terms and granting clauses, shall be applicable from and after the date hereof with the same force and effect as if the same had originally been included in the Note and the other Loan Documents. The Loan Documents, except as specifically modified by this Amendment, remain unmodified and, as so modified, are in full force and effect.

2.5 This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

2.6 This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

2.7 This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict laws and any applicable law of the United States of America.

2.8 This Amendment contains the entire agreement of the parties hereto in respect of the matters contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

CP ATLANTA, LLC, a Delaware limited liability company

By:	/s/ Chris Downie
Name:	Chris Downie
Title:	CFO

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LENDER:

UBS REAL ESTATE SECURITIES INC., a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO BY

THE TELX GROUP, INC. AS FOLLOWS:

In connection with the transactions contemplated by the Loan Agreement, The telx Group, Inc.(“Guarantor”) executed and delivered, for the benefit of Lender that certain Amended and Restated Mezzanine A Guaranty of Recourse Obligations, dated as of August 10, 2007 (“Guaranty”).

Guarantor hereby agrees and confirms that this Amendment and the modification of the other Loan Documents pursuant to this Amendment shall not in any manner reduce and/or affect its obligations as Guarantor pursuant to the terms and provisions of the Guarantees. Guarantor hereby reaffirms and ratifies the Guaranty in its entirety and agrees that, notwithstanding the modification of the Loan Agreement pursuant to this Amendment, the Guaranty remains in full force and effect. Guarantor, to its actual knowledge, hereby represents, warrants and covenants that there are no offsets, counterclaims or defenses against any of its indebtedness or applicable obligations under the Loan Documents.

GUARANTOR:

THE TELX GROUP, INC., a Delaware corporation

By:	/s/ Chris Downie
Name:	Chris Downie
Title:	CFO